Exhibit 10.17 INDEMNITY AGREEMENT THIS AGREEMENT is made as of the ____ day of _____, 2021. B E T W E E N: MDC Partners Inc., a corporation subsisting under the Canada Business Corporations Act (the “Company”), OF THE FIRST PART ___________________________________________, of the City of ______________ in the State of ______________ (the “Indemnitee”), OF THE SECOND PART WHEREAS the Company is subsisting under the Canada Business Corporations Act (the “Act”); WHEREAS the Company has requested that the Indemnitee serve or continue to serve as a director and/or officer of the Company and has requested, or may request, that the Indemnitee serve or continue to serve as a director and/or officer of, or in a similar capacity with, one or more entities associated with the Company; AND WHEREAS the by-laws of the Company permit the indemnification of directors and officers of the Company and certain other individuals; AND WHEREAS the Company has agreed to indemnify the Indemnitee on and subject to the terms of this Agreement. NOW THEREFORE, in consideration of the amount of $1.00 now paid by the Indemnitee to the Company (the receipt and sufficiency of which are hereby acknowledged by the Company) and the premises and covenants and agreements contained herein, the parties hereto hereby agree as follows: ARTICLE 1 AGREEMENT TO SERVE 1.1 Service as Director or Officer The Indemnitee (A) agrees to serve or continue to serve (a) as a director and/or officer (in the case of an officer of the Company at the will of the Company or under a separate contract if any such contract exists or shall hereafter exist) of the Company and/or (b) as a director and/or officer of, or in a similar capacity with, one or more entities associated with the Company (each an “Other Entity”) as requested by the Company (and agreed to by the Indemnitee) so long as the Indemnitee is elected or appointed and is qualified in accordance with the provisions of the Act and the by-laws of the Company (the “By-Laws”), in the case of the Company, or applicable legislation and the constating documents of such Other Entity, in the case of any Other Entity; provided, however, that (i) the Indemnitee may at any time and for any reason resign from any such position (subject to any contractual obligation which the Indemnitee shall have agreed to in

- 2 - writing prior to such resignation), and (ii) the Company shall not have any obligation under this Agreement to nominate the Indemnitee for, or appoint or elect the Indemnitee to, any such position, or (B) has previously served in any of the foregoing capacities. ARTICLE 2 INDEMNITY AND LIMITATION OF LIABILITY 2.1 General Indemnity (a) Subject to Section 2.1(c) hereof, the Company hereby indemnifies and saves harmless the Indemnitee and the respective heirs, executors, administrators and other legal representatives of the Indemnitee (each of which is included in any reference hereinafter to the Indemnitee) from and against any and all Liabilities, to the fullest extent permitted by law. (b) In this Agreement: (i) “Action” means any current, threatened, pending, commenced, continuing or completed action, suit, proceeding, hearing, inquiry, investigation, arbitration or alternative dispute resolution mechanism or procedure, howsoever arising, whether civil, criminal, administrative, investigative or other, and whether arising in law, equity or under statute, rule, regulation or ordinance of any governmental or administrative body or otherwise, and any appeal or appeals therefrom, in which the Indemnitee is, has been or may be involved, whether as a party or otherwise, as a result of any event or occurrence that takes place either before or after the execution of this Agreement and arising out of or in connection with, or incidental to (A) the fact that the Indemnitee (x) is or was a director and/or officer of the Company, or (y) is or was serving at the request of the Company as a director and/or officer of, or in a similar capacity with, an Other Entity, or (B) anything done or not done by the Indemnitee in any such capacity; (ii) “Costs” means any and all costs, charges and expenses reasonably incurred by the Indemnitee in respect of any Action, wheresoever incurred, including, without limitation, any and all costs, charges and expenses which the Indemnitee may reasonably incur, suffer, sustain or be required to pay in connection with investigating, initiating, preparing for, defending, serving as or being a witness, providing evidence in connection with, attending any meeting, discovery, trial or hearing, instructing or receiving advice of the Indemnitee’s own or other counsel or other professional advisors in relation to, preparing to prosecute, defend or settle, settling, appealing or otherwise participating in or otherwise being involved in (including in each case, on appeal) any Action, and any amount paid to settle an Action or satisfy a judgment, whether or not any Action is commenced, including all legal and other professional fees, charges, disbursements and all other out-of-pocket expenses (including such fees, charges, disbursements and expenses of adverse legal and other professional advisors as may be assessed against the Indemnitee on a solicitor and client basis), and includes all cost, charges and expenses reasonably incurred by the Indemnitee in connection with the enforcement of the Indemnitee’s rights under this Agreement; (iii) “Liabilities” means any and all Costs, liabilities, claims, demands, losses and other amounts of whatsoever nature or kind (including damages, judgments,

- 3 - awards, fines, penalties and amounts paid in settlement of an Action) suffered, sustained or incurred by, or imposed upon the Indemnitee, or which the Indemnitee is required to pay, in connection with any Action, whether incurred alone or jointly with others, and includes any federal, provincial, state, municipal or foreign taxes imposed on the Indemnitee as a result of the actual or deemed receipt of any payments under this Agreement; and (iv) “persons” includes individuals, partnerships, corporations and all other entities of whatsoever nature. (c) The indemnity provided in Section 2.1(a) hereof shall not apply unless, in connection with the matter which gave rise to the Action for which indemnification is sought, the Indemnitee: (i) acted honestly and in good faith with a view to the best interests of the Company, or to the best interests of the Other Entity, as the case may be; and (ii) in the case of a criminal or administrative action or proceeding that is enforced by a monetary penalty, the Indemnitee had reasonable grounds for believing that the conduct of the Indemnitee was lawful. The Company will have the burden of establishing the matters referred to in this Section 2.1(c) hereof, as applicable. 2.2 No Presumption of Dishonest or Bad Faith For the purposes of this Agreement, the termination of any civil, criminal or administrative action or proceeding by judgement, order, settlement (whether with or without court approval), conviction or similar or other result shall not, of itself, create a presumption either that the Indemnitee did not satisfy or adhere to any particular standard of conduct or have any particular belief or grounds for belief (including that the Indemnitee did not act honestly or in good faith with a view to the best interests of the Company or the Other Entity, as the case may be, or that, in the case of a criminal or administrative action or proceeding that is enforced by a monetary penalty, the Indemnitee did not have reasonable grounds for believing that the conduct of the Indemnitee was lawful), or that the Indemnitee is not entitled to indemnification under this Agreement. 2.3 Set-off The Company grants to the Indemnitee the right to set-off any amount owing by the Company hereunder to the Indemnitee against any amount that the Indemnitee may owe to the Company at that time.

- 4 - 2.4 Statutory Liability Without limiting in any way the generality of Section 2.1 hereof, the Company and the Indemnitee acknowledge that the scope of the Actions to which the indemnity provided in such section applies includes all Actions that relate to or arise from federal, national, provincial, state, regional or municipal statutory liability of any kind or nature imposed or that may be imposed on the Indemnitee as a director or officer of the Company or as a director or officer of, or acting in a similar capacity with, any Other Entity or which in any way involve the business or affairs of the Company or any Other Entity. 2.5 Reimbursement and Payment in Advance The Company shall upon receipt of a written demand from the Indemnitee, promptly, and in any event, no more than thirty (30) days after receipt by the Company of such demand: (a) reimburse the Indemnitee for all Liabilities incurred by the Indemnitee in relation to, or by virtue of, a matter which is subject to indemnification hereunder; and (b) pay amounts in advance to the Indemnitee or any other person for the Costs of any Action referred to in Section 2.1 hereof prior to the final disposition of such Action. Each such written demand shall include particulars of the Liabilities to be covered by the proposed payment. In the case of an advance of Costs pursuant to Section 2.5(b) hereof, such advance will be unsecured and no interest will be charged thereon. Any such reimbursement or advance shall be promptly repaid to the Company, upon demand, by the Indemnitee (i) if the Indemnitee does not fulfil the conditions set out in Section 2.1(c) hereof, (ii) if it is otherwise determined by a final judicial determination (as to which all rights of appeal therefrom have been exhausted or lapsed) of a court having jurisdiction over such matter that the Indemnitee is not entitled to indemnification hereunder or that the payment of such Costs is prohibited by applicable law, or (iii) to the extent that the Indemnitee receives payment on account of the amount of such Liabilities or Costs (whether reimbursed or in respect of which an advance was made hereunder) from any other source, including a payment under any policy of insurance maintained by or on behalf of the Company or an Other Entity pursuant to Section 2.7 hereof or otherwise. If and to the extent the Indemnitee makes any such repayment to the Company, the obligation of the Company to indemnify the Indemnitee shall continue in accordance with the terms of this Agreement. 2.6 Derivative Actions The Company shall, with the approval of a court (which the Company hereby agrees to apply for and use its commercially reasonable efforts to obtain), indemnify the Indemnitee, and advance moneys under Section 2.5 hereof, in respect of any Action by or on behalf of the Company or any Other Entity to obtain a judgment to which the Indemnitee is made a party because of the association of the Indemnitee with the Company or the Other Entity, against all costs, charges and expenses reasonably incurred by the Indemnitee in connection with such Action, to the fullest extent permitted by law. If the Company does not apply for, or use its commercially reasonable efforts to obtain, such approval of a court within a reasonable period of time, the Indemnitee may apply for such approval and the Company shall pay, or reimburse the Indemnitee for, all costs, charges and expenses incurred by the Indemnitee in connection therewith.

- 5 - 2.7 Insurance (a) For the duration of Indemnitee’s service as a director and/or officer of the Company, and thereafter for so long as Indemnitee shall be subject to any Liabilities, the Company shall use commercially reasonable efforts (taking into account the scope and amount of coverage available relative to the cost thereof) to continue to maintain in effect policies of directors’ and officers’ liability insurance providing coverage that is at least substantially comparable in scope and amount to that provided by the Company’s current policies of directors’ and officers’ liability insurance. In all policies of directors’ and officers’ liability insurance maintained by the Company, Indemnitee shall be named as an insured in such a manner as to provide Indemnitee the same rights and benefits as are provided to the most favorably insured of the Company’s directors, if Indemnitee is a director, or of the Company’s officers, if Indemnitee is an officer (and not a director) by such policy. Upon request, the Company will provide to Indemnitee copies of all directors’ and officers’ liability insurance applications, binders, policies, declarations, endorsements and other related materials. (b) The Company will promptly give notice to the insurer(s) under the insurance maintained by it and comply with all procedures and guidelines of the insurer(s) to ensure coverage of the Indemnitee under such insurance, and thereafter take all necessary or desirable action to cause the insurer(s) to pay, to or on behalf of the Indemnitee, all amounts payable as a result of or in connection with such Action in accordance with the terms of such insurance. The foregoing obligation of the Company to give such notice is in addition to any notice obligation of the Company arising under the terms of any such insurance. (c) In the event that an Action is brought in which the Indemnitee is named as party or in respect of which the Indemnitee may be entitled to receive payments or benefits under any insurance maintained by the Company, the Company will promptly pay, if permitted by applicable law, the insurance deductible applicable under any policies providing coverage to the Indemnitee. (d) During the period when the Indemnitee serves as a director and/or officer of the Company or a director and/or officer of, or in a similar capacity with, an Other Entity, and for a period of six (6) years thereafter, the Company will promptly notify the Indemnitee if (i) any of the Company’s insurance policies lapses, is cancelled, as a result of insolvency or bankruptcy of the Company or any other person or otherwise, is not renewed or any provision thereof relating to the extent or nature of the coverage provided thereunder is amended, changed or modified in any material respect, or (ii) any insurer informs the Company that all or part of any Action is not covered by any of such policies. (e) The indemnity provided for in this Agreement is separate and independent of any directors’ and officers’ liability insurance policies maintained by the Company and is not in any way limited to the amount of insurance provided under such policies. (f) Notwithstanding any other provision of this Agreement to the contrary, the Company shall not be obligated to indemnify the Indemnitee under this Agreement for any Liabilities to the extent that the Indemnitee receives payment on account of the amount of such Liabilities from any other source, including a payment under any directors’ and officers’ liability insurance policy, any other applicable policy of insurance or any

- 6 - other arrangements maintained or made available by or on behalf of the Company or an Other Entity pursuant to this Section 2.7 hereof or otherwise. 2.8 Income Tax (a) Each payment made by the Company to the Indemnitee pursuant to this Agreement shall be made without set-off, counterclaim or reduction for, and free from and clear of, and without deduction for or because of, any and all present or future taxes imposed, levied, collected, assessed or withheld by or within any taxing jurisdiction, unless the Company is required by law or the interpretation thereof by any relevant governmental authority to make such withholding or deduction. 2.9 Scope of Indemnity The intention of this Agreement is to provide the Indemnitee with indemnification to the fullest extent permitted by law and, without limiting the generality of the foregoing and notwithstanding anything contained herein: (a) nothing in this Agreement shall be interpreted, by implication or otherwise, to limit the scope of the indemnification provided in Section 2.1(a) hereof except as specifically provided herein; and (b) Section 2.1(a) hereof is intended to provide indemnification to the Indemnitee to the fullest extent permitted by the Act and, in the event that such statute is amended or replaced and a broader scope of indemnification (including, without limitation, the deletion or limiting of one or more of the conditions to the applicability of indemnification) is permitted or allowed, Section 2.1(a) hereof shall be deemed to be amended concurrently with the amendment to, or replacement of, the statute so as to provide such broader indemnification. If there is any inconsistency between the provisions of this Agreement and the By-Laws, the provisions of this Agreement shall govern and be effective notwithstanding the provisions of the By-Laws. 2.10 Disclosure In order to assist the Indemnitee in the duties of the Indemnitee as a director and/or officer of the Company, the Company shall promptly notify the Indemnitee of any Action of which the Company becomes aware. 2.11 Information and Documents The Company shall provide the Indemnitee, both while the Indemnitee is a director and/or officer of the Company, or a director or officer of, or acts in a similar capacity with, any Other Entity and after the Indemnitee ceases to be a director and/or officer of the Company, or a director and/or officer of, or ceases to act in a similar capacity with, any Other Entity, with all information and documents in the possession of, or reasonably available to the Company, requested by the Indemnitee or of which the Company is aware which will assist or allow the Indemnitee to investigate, respond to, defend, settle or appeal any Action unless in the view of the board of directors, it is clearly prejudicial to the interests of the Company.

- 7 - 2.12 Notice of Proceedings (a) The Indemnitee will promptly give written notice to the Company upon the Indemnitee being served with any statement of claim, writ, notice of motion, indictment, subpoena, investigation order or other document asserting, commencing, threatening or continuing any Action involving the Company or the Indemnitee which may result in a claim for indemnification under this Agreement. (b) The Company will promptly give written notice to the Indemnitee upon the Company being served with any statement of claim, writ, notice of motion, indictment, subpoena, investigation order or other document asserting, commencing, threatening or continuing any Action involving the Indemnitee. (c) Failure by either party hereto to notify the other of any Action will not relieve the Company from liability under this Agreement except to the extent that such failure materially prejudices the Company. 2.13 Conduct of Defence Promptly after receiving notice of any Action from the Indemnitee, the Company may, and upon the written request of the Indemnitee the Company will, promptly assume the defence of the Action at the Company’s expense and on behalf of the Indemnitee will retain counsel who is reasonably satisfactory to the Indemnitee to represent the Indemnitee in respect of the Action. The assumption by the Company of the defence of any Action shall not in any way affect the Company’s obligation to indemnify and save harmless the Indemnitee hereunder in connection with such Action. If the Company assumes conduct of the defence on behalf of the Indemnitee, the Indemnitee consents to the conduct thereof and to any action taken by the Company, in good faith, in connection therewith and the Indemnitee will reasonably cooperate in the defence thereof including, without limitation, providing relevant documents, attending examinations for discovery, making affidavits, meeting with counsel and testifying and divulging to the Company all information reasonably required to defend the Action, and the Company will keep the Indemnitee apprised of all significant developments in relation thereto. 2.14 Separate Counsel In connection with any Action, the Indemnitee shall have the right to employ separate counsel of the Indemnitee’s choosing and to participate in the defence thereof but the fees and disbursements of such separate counsel will be at the Indemnitee’s expense unless: (a) the Indemnitee has received a written opinion of counsel, reasonably acceptable to the Company, to the effect that there are legal defences available to the Indemnitee that are different from or in addition to those available to the Company or an Other Entity, as the case may be, or that a conflict of interest exists which makes representation by counsel chosen by the Company not advisable; (b) the Company has not assumed the defence of the Action and retained on behalf of the Indemnitee counsel reasonably satisfactory to the Indemnitee within a reasonable period of time after receiving notice of the Action; or (c) employment of the separate counsel has been authorized by the Company;

- 8 - in which event the reasonable and documented fees and disbursements of the separate counsel for the Indemnitee will be paid by the Company. The Indemnitee and the Company will reasonably cooperate with each other and their respective counsel in the defence of any such Action including, without limitation, providing relevant documents, and will otherwise use reasonable efforts to assist each other’s counsel to conduct a proper and adequate defence, provided that the Indemnitee will not be required to provide assistance that would materially prejudice his or her defence. 2.15 Settlement of Claim No admission of liability and no settlement of any Action in a manner adverse to the Indemnitee shall be made without the prior written consent of the Indemnitee, such consent not to be unreasonably withheld or delayed. No admission of liability shall be made by the Indemnitee without the prior written consent of the Company and the Company will not be liable for any settlement of any Action made without its prior written consent, such consent not to be unreasonably withheld or delayed. ARTICLE 3 GENERAL 3.1 Agreement Unconditional (a) This Agreement is absolute and unconditional and the obligations of the Company shall not be affected, discharged, impaired, mitigated or released by (a) any extension of time, indulgence or modification that the Indemnitee may extend or make with any person threatening or commencing an Action, or (b) the discharge or release of the Indemnitee in any bankruptcy, insolvency, receivership or other proceedings of creditors. (b) No action or proceeding brought or instituted under this Agreement and no recovery pursuant thereto will be a bar or defence to any further action or proceeding which may be brought under this Agreement. (c) The rights of the Indemnitee hereunder shall be in addition to any other rights the Indemnitee may have under the By-laws or articles of the Company, the Act or otherwise. To the extent that a change in the Act (whether by statute or judicial decision) permits greater indemnification by agreement than would be afforded currently under the By- laws or articles of the Company or this Agreement, it is the intent of the Company and the Indemnitee that the Indemnitee be entitled to the greater benefits afforded by that change. The rights of the Indemnitee under this Agreement shall not be diminished by any amendment to the articles of the Company or the By-laws, or of any other agreement or instrument to which the Indemnitee is not a party, and shall not diminish any other rights that the Indemnitee now has, or in the future may have, against the Company. 3.2 Amendments No amendment to this Agreement shall be valid or binding unless set forth in writing and executed by both the Company and the Indemnitee. No waiver of any breach of any provision of this Agreement will be effective or binding unless made in writing and signed by the party purporting to give the same and, unless otherwise provided, will be limited to the specific breach waived.

- 9 - 3.3 Termination (a) Nothing in this Agreement shall prevent the Indemnitee from resigning as a director or officer of the Company or as a director or officer of, or from ceasing to act in a similar capacity with, any Other Entity at any time. (b) The obligations of the Company shall not terminate or be released upon the Indemnitee resigning, or ceasing to act, as a director or officer of the Company or as a director or officer of, or ceasing to act in a similar capacity with, any Other Entity at any time. 3.4 Governing Law This Agreement is governed by and shall be construed in accordance with the laws of the Province of Ontario and the federal laws of Canada applicable therein. Words and terms used in this Agreement and in the Act and which are not defined herein shall have the same meaning as in the Act. 3.5 Further Assurances The Company shall from time to time execute and deliver all such further documents and instruments and do all such acts and things as the Indemnitee may reasonably require to effectively carry out or better evidence or perfect the full intent and meaning of this Agreement. 3.6 Severability Any provision of this Agreement that is prohibited or unenforceable in any jurisdiction shall not invalidate the remaining provisions hereof and any such prohibition or unenforceability in any jurisdiction shall not invalidate or render unenforceable such provision in any other jurisdiction. 3.7 Benefit of this Agreement This Agreement shall enure to the benefit of, and be binding upon, the respective heirs, executors, administrators, other legal representatives, successors and permitted assigns of the Company and the Indemnitee, as the case may be. In the event that the Company proposes to (i) amalgamate, consolidate with or merge or wind up into any other person and the Company will cease to exist as a legal entity or will not be the continuing or surviving company or entity of such amalgamation, consolidation, merger or winding up, or (ii) transfer or dispose of all or substantially all of its properties and assets to any person or persons (including by way of a lease, licence, long term supply agreement or other arrangement having the same economic effect as a transfer or other disposition), then in each such case the Company will ensure that proper provision is made so that the obligations of the Company set forth in this Agreement will continue in full force, including providing for the assumption of the obligations under this Agreement by any corporation or other entity continuing following an amalgamation, merger, consolidation or winding-up of the Company with or into one or more other entities (pursuant to a statutory procedure or otherwise), or by the person or persons acquiring all or substantially all of the properties and assets of the Company, as the case may be, in each case without prejudice to the Indemnitee, expressly assuming and agreeing to perform this Agreement in the same manner and to the same extent that the Company would be required to perform if no amalgamation, consolidation, merger, winding-up or transfer of properties and assets had taken place. In the event of (i) any acquisition (by way of take-over bid, share exchange, purchase of shares or otherwise, and whether in a single transaction or series of related transactions) by any person, or two or more persons acting “jointly or in concert” (within the meaning of that expression as used

- 10 - in applicable securities laws), of beneficial ownership of fifty percent (50%) or more of the outstanding voting or equity securities of the Company entitled to vote generally in the election of directors of the Company, or (ii) a plan of arrangement, amalgamation, merger, consolidation, recapitalization, liquidation, dissolution or other business combination or reorganization or similar corporate transaction that results in the voting securities of the Company outstanding immediately prior to the consummation of such transaction no longer continuing to represent (either by remaining outstanding or by being converted into or exchanged for securities of another entity) at least fifty percent (50%) of the combined voting power of the voting securities of the Company outstanding immediately after consummation of such transaction, then in each such case the Company will ensure that proper provision will be made so that the obligations of the Company set forth in this Agreement will continue in full force, including providing that any entity that so acquires voting or equity securities of the Company, or any entity which is a surviving corporation or entity in any such arrangement, amalgamation, merger, consolidation, recapitalization, liquidation, dissolution, business combination or reorganization or other transaction, as the case may be, agrees to cause the Company to fulfil and honour in all respects all of its obligations under this Agreement and, to the extent necessary, make available to the Company, or any successor to the Company, any funding required in order for the Company, or such successor, to fulfil and honour all obligations under this Agreement, in each case without prejudice to the Indemnitee.1 3.8 Independent Legal Advice The Indemnitee acknowledges that the Indemnitee has been advised by the Company to obtain independent legal advice with respect to entering into this Agreement, that the Indemnitee has obtained such independent legal advice or has expressly waived obtaining such advice, and that the Indemnitee is entering into this Agreement with full knowledge of the contents hereof and with full capacity to do so. 3.9 Assignment This Agreement may not be assigned by either party hereto without the prior written consent of the other party. 3.10 Notices Any demand, notice or other communication to be given in connection with this Agreement shall be given in writing and shall be given by personal delivery, by registered mail or by electronic means of communication addressed to the recipient as follows: To the Company: MDC Partners Inc. One World Trade Center Floor 65, New York, NY 10007 Attention: [] E-mail: [] 1 New MDC LLC Indemnification Agreement to satisfy such condition.

- 11 - To the Indemnitee: Name: Address: E-mail: or to such other street address, individual or electronic communication number or address as may be designated by notice given by the applicable party hereto to the other party hereto. Any demand, notice or other communication given by personal delivery shall be conclusively deemed to have been given on the day of actual delivery thereof or, if given by registered mail, on the second business day following the deposit thereof in the mail or, if given by electronic communication, on the day of transmittal thereof if given during the normal business hours of the recipient and on the business day during which such normal business hours next occurs if not given during such hours on any day. If the party hereto giving any demand, notice or other communication knows or ought reasonably to know of any difficulties with the postal system that might affect the delivery of mail, any such demand, notice or other communication may not be mailed but must be given by personal delivery or by electronic communication. 3.11 Entire Agreement This Agreement constitutes the entire agreement between the parties hereto with respect to the subject matter of this Agreement and supersedes all prior agreements, understandings, negotiations or discussions, whether oral or written, between such parties. There are no covenants, promises, warranties, representations, conditions, undertakings or other agreements, oral or written, between the parties hereto with respect to the subject matter of this Agreement except as specifically set out in this Agreement. 3.12 Remedies Cumulative The right and remedies of the parties hereto under this Agreement are cumulative and are in addition to, and not in substitution for, any other rights and remedies available at law or in equity or otherwise. No single or partial exercise by a party hereto of any right or remedy precludes or otherwise affects the exercise of any other right or remedy to which that party hereto may be entitled. 3.13 Attornment For the purpose of all legal proceedings this Agreement shall be deemed to have been performed in the Province of Ontario and the courts of the Province of Ontario shall have jurisdiction to entertain any action arising under this Agreement. Each party hereto irrevocably attorns to the jurisdiction of the courts of the Province of Ontario.

- 12 - 3.14 Counterparts This Agreement may be executed in any number of counterparts, each of which shall be deemed to be an original and all of which taken together shall be deemed to constitute one and the same instrument. Delivery of an executed signature page to this Agreement by either party by electronic transmission will be as effective as delivery of a manually executed copy of the Agreement by such party. [Signature page follows]

- 13 - IN WITNESS WHEREOF the parties hereto have executed this Agreement. MDC PARTNERS INC. By: Name: Title: ) ) ) ) Witness ) ) Print Name: